Exhibit 99.1

FOR IMMEDIATE RELEASE                        CONTACT:  W.T. DRURY
                                                       INVESTOR RELATIONS
                                                       215-953-2355

                                                       R.J. PALANGIO
                                                       PUBLIC RELATIONS
                                                       215-953-2417

             BETZDEARBORN SHAREHOLDERS APPROVE MERGER WITH HERCULES

TREVOSE, PA -- OCTOBER 8, 1998 -- BetzDearborn Inc. (NYSE:BTL) announced today that its shareholders have approved the proposed merger transaction with Hercules Incorporated (NYSE:HPC).

Consummation of the merger requires satisfaction or waiver of other conditions to the merger set forth in the Hercules/BetzDearborn merger agreement. Both companies currently intend for the closing of the merger to occur October 15, 1998.

This new release contains forward-looking statements and notice is included here to provide safe harbor under the Private Securities Litigation Act of 1995.

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